                                                                   Exhibit 23(a)

The Board of Directors
Gold Banc Corporation, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Post-Effective Amendment No. 1 on Form S-3 (Registration No. 333-65539) to Form S-4.

                                       /s/ KPMG LLP

Kansas City, Missouri
May 5, 1999